THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to the Prospectus

dated April 30, 2018

with respect to

Thrivent Growth and Income Plus Portfolio

Shareholders of Thrivent Growth and Income Plus Portfolio (the “Target Portfolio”) recently approved the merger of the Target Portfolio into the Thrivent Moderately Aggressive Allocation Portfolio (the “Acquiring Portfolio”). The merger will occur on or about June 28, 2018. In connection with the merger, each investment in the Target Portfolio will automatically be transferred into the Acquiring Portfolio and the Target Portfolio will dissolve. Following the closing of the merger, all references to the Target Portfolio will be deleted from the prospectus.

The date of this Supplement is June 22, 2018.

Please include this Supplement with your Prospectus.

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